Exhibit 99.1
Owlet Appoints Healthcare Executive Melissa Gonzales to Board of Directors

LEHI, Utah--(BUSINESS WIRE)--Owlet, Inc. (“Owlet” or the “Company”) (NYSE: OWLT), a pioneer of smart baby monitoring, today announces the appointment of executive Jonathan Harris as its new President and Chief Revenue Officer. Harris joins Owlet at a pivotal time in its business – one month after receiving clearance from the U.S. Food and Drug Administration (“FDA”) of BabySat™, the first medical pulse-oximetry device featuring Owlet’s advanced, wire-free sock design.

With a proven track record in leading go-to-market strategies for some of the world’s top brands including Microsoft, Roku, GoPro, and Jawbone, Harris brings more than 30 years of experience to Owlet. Harris scaled GoPro from $19 Million to more than $1.5 Billion in revenue globally and helped lead the company through its initial public offering (IPO). More recently he was Chief Executive Officer of Molekule, Inc., where he led the restructuring of its business and merger with AeroClean Technologies, Inc. to form Molekule Group, Inc. (NASDAQ: MKUL), a publicly traded company focused on FDA-cleared air purification systems.

"Owlet has a unique history of putting parents in control of their baby’s well-being and is now starting an incredible new chapter with the upcoming launch of their first FDA-cleared monitoring system,” said Harris. “Our mutual vision is to build on the company's legacy of being a brand loved and trusted by millions of parents while evolving what at-home care can actually look like. I am excited to guide Owlet into its next phase of growth and expansion of both its consumer and medical product lines.”

Harris will work alongside Owlet Chief Executive Officer and Co-Founder Kurt Workman and the executive team to accelerate the company’s go-to-market strategies, scale the amazing Owlet community, and build out Owlet’s medical device distribution channels.

"We're thrilled to welcome Jonathan to the Owlet team. His experience leading and building global brands while remaining focused on core relationships with consumers and retail partners will be a key asset to our team. We’ve made incredible progress this year with our FDA clearance and our path to profitability, and Jonathan’s background will help us further amplify these efforts,” said Workman.

About Owlet, Inc.

Owlet was founded by a team of parents in 2012. Owlet’s mission is to empower parents with the right information at the right time, to give them more peace of mind and help them find more joy in the journey of parenting. Owlet’s digital parenting platform aims to give parents real-time data and insights to help parents feel calmer and more confident. Owlet believes that every parent deserves peace of mind and the opportunity to feel their well-rested best. Owlet also believes that every child deserves to live a long, happy, and healthy life, and is working to develop products to help further that belief. To learn more, visit www.owletcare.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s growth prospects, expanded product offerings and the impacts of new leadership. In some cases, you can identify forward-looking statements by terms such as “estimate,” “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “goal,” “potential,” “upcoming,” “outlook,” “guidance,” the negation thereof, or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by our forward-looking statements. Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, (i) the regulatory pathway for Owlet’s products, including submissions to, actions taken by and decisions and responses from regulators, such as the FDA and similar regulators outside of the United States, as well as Owlet’s ability to obtain and maintain regulatory approval or certification for our products and other regulatory requirements and legal proceedings; (ii) Owlet’s competition and the Company’s ability to profitably grow and manage growth; (iii) the Company’s ability to enhance future operating and financial results or obtain additional financing to continue as a going concern; (iv) Owlet’s ability to obtain additional financing in the future, as well risks associated with the Company’s current loan and debt agreements, including compliance with debt covenants, restrictions on the Company’s access to capital, the impact of the Company’s overall debt levels and the Company’s ability to generate sufficient future cash flows to meet Owlet’s debt service obligations and operate Owlet’s business; (v) the ability of Owlet to implement strategic initiatives, reduce costs, grow revenues, develop and launch new products, innovate and enhance existing products, meet customer demands and adapt to changes in consumer preferences and retail trends; (vi) Owlet’s ability to acquire, defend and protect its intellectual property and satisfy regulatory requirements, including but not limited to requirements concerning privacy and data protection, breaches and loss, as well as other risks associated with Owlet’s digital platforms and technologies; (vii) Owlet’s ability to maintain relationships with customers, manufacturers and suppliers and retain Owlet’s management and key employees; (viii) Owlet’s ability to upgrade and maintain its information technology systems; (ix) changes in applicable laws or regulations; (x) the impact of and disruption to Owlet’s business, financial condition, operations, supply chain and logistics due to economic and other conditions beyond the Company’s control, such as health epidemics or pandemics, macro-economic uncertainties, social unrest, hostilities, natural disasters or other catastrophic events; (xi) the possibility that Owlet may be adversely affected by other economic, business, regulatory, competitive or other factors, such as changes in discretionary consumer spending and consumer preferences; and (xii) other risks and uncertainties set forth in the Company’s other releases, public statements and filings with the U.S. Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and as any such factors may be updated from time to time in the Company’s other filings with the SEC. All such forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict such events or how they may affect Owlet. Except as required by law, the Company assumes no obligation to update any forward-looking statements after the date of this press release, whether because of new information, future events or otherwise, although Owlet may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts
Investors and Media
Mike Cavanaugh
Westwicke/ICR
Phone: +1.617.877.9641
mike.cavanaugh@westwicke.com